PURCHASE AGREEMENT COM0041-16
between
EMBRAER S.A.
and
HORIZON AIR INDUSTRIES, INC.

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Purchase Agreement COM0041-16 - Execution Version

ATTACHMENTS

"A" -	AIRCRAFT CONFIGURATION

"B" -	FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE
Exhibit 1 to Attachment B (SPECIAL INSURANCE CLAUSES)

"C" -	WARRANTY CERTIFICATE - MATERIAL AND WORKMANSHIP

"D" -	PRICE ESCALATION FORMULA

"E" -	AIRCRAFT DELIVERY SCHEDULE

"F" -	[***]

"G" -	[***]

"H" -	[***]

"I" -	[***]

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Purchase Agreement COM0041-16 - Execution Version

PURCHASE AGREEMENT COM0041-16
THIS AGREEMENT IS ENTERED INTO THIS 11th DAY OF APRIL 2016, BY AND BETWEEN EMBRAER S.A. AND HORIZON AIR INDUSTRIES, INC. FOR THE PURCHASE AND SALE OF CERTAIN EMBRAER AIRCRAFT (AS DEFINED BELOW).
THE SALE COVERED BY THIS AGREEMENT SHALL BE GOVERNED SOLELY BY THE TERMS AND CONDITIONS HEREIN SET FORTH, AS WELL AS BY THE PROVISIONS SET FORTH IN THE ATTACHMENTS HERETO.

1.INTERPRETATION
1.1.    Definitions
For the purpose of this Agreement, the following definitions are hereby adopted by the Parties:

1.1.1.	“Actual Delivery Date”: shall mean, with respect to each Aircraft, the date on which Buyer obtains title to that Aircraft in accordance with Article 7.

1.1.2.	“AD’s”: shall mean effective airworthiness directives issued by either the ANAC or the Airworthiness Authority, in connection with and with respect to the Aircraft.

1.1.3.	“Agreement” or “Purchase Agreement”: shall mean this purchase agreement and any amendments thereto.

1.1.4.
“Aircraft”: shall mean the EMBRAER 175 LR (certification designation: ERJ 170-200 LR) aircraft, manufactured by Embraer according to Attachment “A”, for sale to Buyer pursuant to this Agreement, equipped with two engines identified therein (or, where there is more than one of such aircraft, each of such aircraft).

1.1.5.	“Aircraft Basic Price”: shall mean the Aircraft price, as defined in Article 3.1.

1.1.6.
“Aircraft Purchase Price”: shall mean the Aircraft price, effective on the relevant Aircraft Contractual Delivery Date, resulting from the application of the Escalation Formula to the Aircraft Basic Price as set forth in Article 3.3.

1.1.7.
“Airworthiness Authority”: shall mean the United States Federal Aviation Administration or FAA or such other entity in the United States from time to time charged with the administration of civil aviation.

1.1.8.	“ANAC”: shall mean the Brazilian civil aviation authority – Agência Nacional de Aviação Civil.

1.1.9.	“Business Day(s)”: shall mean a day on which banks are open for business in São José dos Campos and São Paulo in Brazil, Seattle and New York in the United States.

1.1.10.
“Buyer”: shall mean Horizon Air Industries, Inc., a company organized and existing under the laws of Washington State with its principal place of business at 19521 International Boulevard, Seattle, Washington, 98168, USA.

1.1.11.	“Contractual Delivery Date”: unless as otherwise provided for herein, the Contractual Delivery Date shall mean the last Working Day in the month

Purchase Agreement COM0041-16 - Execution Version

for each Aircraft as provided for in Attachment E hereto and as referred to in Article 5.

1.1.12.	“Day(s)": shall mean calendar days.

1.1.13.
“Embraer”: shall mean Embraer S.A., a Brazilian corporation organized and existing under the laws of Brazil with its principal place of business at Av. Brigadeiro Faria Lima, 2170, São José dos Campos, SP, Brazil.

1.1.14.	“Escalation Formula”: shall mean the escalation formula contained in Attachment “D”.

1.1.15.
“FAF": shall mean delivery of an Aircraft in fly-away-factory condition (equivalent to Ex-Works condition – Incoterms 2010 - flying from the place designated in Article 5 and cleared for export by Embraer).

1.1.16.	“Initial Deposit”: shall mean the aggregate initial deposit referred to in Article 4.1.1.

1.1.17.
“LIBOR”: for purposes of calculating any rate under this Agreement for any period for which the same is to be established, shall mean the applicable rate per annum equal to the US$ Six-Month LIBOR displayed on pages LIBOR01 or LIBOR02 of the Thomson Reuters screen (or any successor or substitute page of such screen, providing rate quotations comparable to those currently provided on such page of such screen) at 11:00 a.m. London time, in the London interbank market on the first day of such period (or if such date is not a London business day, the immediately preceding London business day) and in an amount comparable to the amount for which such rate is to be established and, if any such rate is below zero, LIBOR will be deemed to be zero. For purposes of this definition, ”London business day” means any day excluding Saturday, Sunday and any day on which commercial banks in London, England are authorized or required by law to remain closed.

1.1.18.	“Major Changes”: shall mean the changes to the design of the Aircraft, as defined in Article 11.2.2.

1.1.19.	“Mandatory Service Bulletins”: shall mean the mandatory service bulletins applicable to the Aircraft, which are issued by Embraer to implement the AD’s referred to in Article 11.4.

1.1.20.	“Minor Changes”: shall mean the changes to the design of the Aircraft defined as per the terms and conditions of Article 11.2.1.

1.1.21.	“Option Aircraft” shall be the additional EMBRAER 175 aircraft that Buyer shall have the option to purchase as per the terms of Article 21.

1.1.22.	“Parties”: shall mean Embraer and Buyer.

1.1.23.	“Product Support Package”: shall mean the products and Services to be provided by Embraer as per Article 13.

1.1.24.	“Scheduled Inspection Date”: shall mean the date on which a certain Aircraft is available for inspection, acceptance and subsequent delivery to Buyer, as per the terms and conditions of Article 7.1.

1.1.25.	“Services”: shall mean the services, as defined in Article 2.3 of Attachment “B”.

Purchase Agreement COM0041-16 - Execution Version

1.1.26.	“Technical Description”: shall mean TD 175 – Rev 21 December 2015 as provided for in Attachment “A”.

1.1.27.	“Technical Publications”: shall mean the technical documentation pertaining and related to the Aircraft, as identified in Article 2.2 and Exhibit 1 of Attachment “B”.

1.1.28.	“USD” or “US$”: shall mean the legal currency of the United States of America.

1.1.29.	“Vendor”: shall mean third party suppliers of equipment, parts, tools, ground support and test equipment to Embraer to use on or in connection with the Aircraft.

1.1.30.	“Working Day(s)": shall mean a day, other than Saturday, Sunday or holiday, on which Embraer in São José dos Campos, SP, Brazil is open for business.

1.2	Construction
In this Agreement unless otherwise expressly provided:
1.2.1 words importing the plural shall include the singular and vice versa,
1.2.2 a reference to an Article, Attachment or Exhibit is a reference to an Article, Attachment or Exhibit to this Agreement, and
1.2.3 the headings in this Agreement are to be ignored in construing this Agreement.
2.    SUBJECT
Subject to the terms and conditions of this Agreement:
2.1 Embraer shall sell and deliver and Buyer shall purchase and take delivery of thirty (30) Aircraft;
2.2 Embraer shall provide to Buyer the Services and the Technical Publications as described in Attachment “B” to this Agreement; and
2.3 Buyer shall have the option to purchase up to thirty (30) Option Aircraft, in accordance with Article 21.

3.	PRICE
3.1 The Aircraft Basic Price of each Aircraft is [***], in [***] economic conditions.
3.2 The Services and Technical Publications are to be provided [***]. Additional technical publications as well as other services shall be billed to Buyer (unless such services are to be provided [***] in accordance with Attachment “B”) in accordance with Embraer’s rates prevailing at the time Buyer places a purchase order for such additional technical publications or other services.
3.3 The Aircraft Basic Price shall be escalated according to the Escalation Formula. Such price as escalated shall be the Aircraft Purchase Price and it will be provided by Embraer to Buyer [***] prior to each Aircraft Contractual Delivery Date.

Purchase Agreement COM0041-16 - Execution Version

4.    PAYMENT
4.1 To secure the Aircraft delivery positions set forth in Article 5 and to ensure delivery of Aircraft in accordance with the delivery schedule set forth in Article 5, Buyer shall pay Embraer for each Aircraft the amounts set forth in Article 3 in accordance with the terms and conditions contained in this Article 4. The Parties acknowledge that each of the Aircraft and the corresponding delivery positions have been reserved for purchase by Buyer and such Aircraft have been removed from the market. The amounts specified in Article 3 shall be paid by Buyer by wire transfer in immediately available USD funds, to a bank account to be timely informed by Embraer.
The Aircraft Purchase Price for each Aircraft shall be paid by Buyer, as follows:
[***]
4.2 In the event Buyer fails to pay any amount payable as set forth in Articles 4.1.2 through 4.1.4 hereunder on the relevant due date and thereafter [***] after receipt by Buyer of notice from Embraer of the failure to pay the required amount (the “Cutoff Date”), Buyer shall pay to Embraer immediately upon demand made from time to time interest on such amount, or any part thereof, not paid from the Cutoff Date until the date on which the same is paid in full at the rate equal to [***]. For the payments referred to under Article 4.1.5, interest shall be calculated as per Article 7.8. Without prejudice to Embraer’s rights set forth in Article 4.3, interest accrued will be invoiced by Embraer [***], beginning [***] after the date on which payments should have been made, and payment thereof shall be made by Buyer in accordance with the instructions contained therein.
4.3 Without prejudice to the payment of interest on late payments set forth above, should Buyer fail to make any payment on or before the Cutoff Date referred to in Article 4.2 and if such failure shall not have been cured within [***] following the Cutoff Date, Embraer shall have the right to postpone the relevant Aircraft Contractual Delivery Date (it being understood that such postponement shall be [***]). Notwithstanding the foregoing, Embraer shall have the right to [***] if such failure shall not have been cured within [***] following the Cutoff Date.
4.4 Net payments: all payments to be made by Buyer under this Agreement shall be made without any set off or withholding whatsoever. If Buyer is obliged by law to make any deduction or withholding from any such payment, the amount due from Buyer in respect of such payment shall be increased to the extent necessary to ensure that, after the making of any such deduction or withholding, Embraer receives a net amount equal to the amount Embraer would have received had no such deduction or withholding been required to be made.

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Purchase Agreement COM0041-16 - Execution Version

4.5 Payment Date: unless otherwise agreed by the Parties in writing, payment of the amounts referred to in Articles 4.1.2, 4.1.3 and 4.1.4, if not due within [***] of the execution of this Agreement, shall be made by Buyer on or before [***] prior to the [***] on which each of such payments is due.
4.6 Non-refundable payments: except as expressly determined otherwise in this Agreement, all payments made by Buyer to Embraer hereunder shall be non-refundable.
5.    DELIVERY
Subject to payment in accordance with Article 4 and the provisions of Articles 7 and 9, Embraer shall offer the Aircraft to Buyer for inspection, acceptance and subsequent delivery in FAF condition, at Embraer premises in São José dos Campos, State of São Paulo, Brazil, [***].
6.    CERTIFICATION
The EMBRAER 175 aircraft is certified by the Airworthiness Authority pursuant to the US 14CFR PART 25 certification requirements.
6.1 The Aircraft shall be newly manufactured by Embraer in compliance with Airworthiness Authority type certification and the operational requirements of the Airworthiness Authority, except for the items that are under Buyer's regulatory responsibility pursuant to the requirements of the Airworthiness Authority and are not otherwise required to be provided by Embraer under this Agreement. Buyer shall be solely responsible for determining which operational requirements of the Airworthiness Authority are to be incorporated into the Aircraft configuration and for informing Embraer thereof. All such requirements, to the extent not included in Attachment A at the time of execution of this Agreement, shall be treated in accordance with the terms and conditions of Article 11.
6.2 The Aircraft shall be delivered to Buyer with an export certificate of airworthiness issued by the ANAC for export to the United States and complying with the type certificate. The condition of the Aircraft at delivery and the documentation delivered with the Aircraft, including the above mentioned export certificate of airworthiness shall be sufficient to enable Buyer to obtain a certificate of airworthiness from the Airworthiness Authority. Subject to the above, it shall be Buyer’s responsibility to obtain such certificate of airworthiness and to register the Aircraft, at Buyer’s sole expense. Embraer agrees to reasonably cooperate with Buyer’s requests for information and assistance in order to obtain such certificate of airworthiness and registration of the Aircraft.

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Purchase Agreement COM0041-16 - Execution Version

7.    ACCEPTANCE AND TRANSFER OF OWNERSHIP
7.1 Unless Buyer is notified by Embraer of an Excusable or Non-Excusable Delay (as each are defined herein), the Aircraft shall be delivered to Buyer in accordance with Article 5. Embraer shall initially give Buyer [***] advance notice by e-mail or facsimile of the [***] of the Contractual Delivery Date on which Embraer considers that each Aircraft will be ready for inspection, acceptance and subsequent delivery. Furthermore, Embraer shall give Buyer [***] advance notice by e-mail or facsimile of the Day during the month of the Contractual Delivery Date on which Embraer considers that each Aircraft will be ready for inspection, acceptance and subsequent delivery. The final notification shall be issued by Embraer to Buyer [***] prior to the actual date that the Aircraft will be made available for Buyer’s inspection, which date shall be defined as the “Scheduled Inspection Date”, on which date Buyer shall promptly start inspecting such Aircraft.
7.2 Buyer shall be allowed a reasonable period of time but in no event greater than [***] for the [***] Aircraft delivered to Buyer and [***] for the remaining Aircraft, to inspect and conduct an acceptance flight of each Aircraft prior to its delivery. Embraer will [***] for the Aircraft acceptance flight in accordance with [***]. Buyer is entitled to have its pilots operate the acceptance flight in addition to Embraer’s pilot in command.
7.3 If Buyer finds an Aircraft acceptable, Buyer shall promptly execute and deliver a certificate of acceptance of such Aircraft and pay any and all amounts then due and payable pursuant to this Agreement, including but not limited to all amounts referred to in Articles 4.1, 4.2, 7.8 and 8 as applicable. Simultaneously with receipt of the certificate of acceptance and the payments then due and payable, Embraer shall, on or before the Actual Delivery Date, issue an export certificate of airworthiness and on the Actual Delivery Date, a warranty bill of sale effecting transfer of title and risk of loss in and to the Aircraft to Buyer, free and clear of any liens and encumbrances, at which time Buyer shall promptly remove the Aircraft from the Embraer’s facilities.
7.4 Buyer may decline to accept an Aircraft which does not comply with the specification set forth in Attachment “A” or is not in an airworthy condition, is not in FAF condition at Embraer premises in Sao Jose Dos Campos, [***]. For the purposes of this Article 7, an Aircraft shall be deemed not to be compliant when one or more of the Aircraft characteristics identified in Article 11.2.1 (i) through (vi) are adversely affected by such non-compliance vis-à-vis the specification set forth in Attachment “A”.
7.5 If Buyer declines to accept an Aircraft, Buyer shall give Embraer written notice of all specific reasons for such refusal within [***] inspection period permitted above and Embraer shall [***] to take all necessary actions in order to resubmit the Aircraft to Buyer for re-inspection, which in any case shall [***] after receipt of such notice from Buyer.

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Purchase Agreement COM0041-16 - Execution Version

7.6 Buyer shall be allowed [***] to re-inspect the Aircraft, commencing on the first Working Day after receipt of notice from Embraer that all necessary actions were taken. In the event Buyer declines to accept an Aircraft after this procedure is carried out [***], the Parties shall convene immediately following final refusal to accept the Aircraft in order to negotiate possible solutions. If within [***] immediately after the date in which Embraer receives notice of such final refusal to accept the Aircraft, Embraer and Buyer fail to reach an agreement in writing, then either Party may terminate this Agreement with respect to the affected Aircraft without liability to either Party, except that Embraer [***].
7.7 Should Buyer fail to perform the acceptance and transfer of title to the Aircraft or to give Embraer written notice of specific reasons for refusal, within the periods provided for and in accordance with this Article 7, Embraer shall be entitled, at its discretion, to either [***]. Embraer’s rights to [***] this Agreement shall only become effective if such default of Buyer has not been cured within [***] counted from the [***], subject to Articles 7.5 and 7.6 above.
7.8 Notwithstanding the provisions of Article 7.7 and in addition to Embraer’s rights pursuant to Article 20.3, should Buyer fail to perform the acceptance and transfer of title to the Aircraft within the time period specified in Articles 7.2, 7.3, 7.5 and 7.6, as applicable, and provided Embraer has tendered the Aircraft as contemplated by this Agreement, interest will accrue at the rate equal to [***] calculated over the unpaid balance of the relevant Aircraft Purchase Price, prorated from the date on which Buyer should have completed the inspection or re-inspection of the Aircraft, as the case may be, until the date in which transfer of title occurs or until the date Embraer terminates this Agreement pursuant to Article 7.7, whichever occurs first. Without prejudice to Embraer’s rights set forth in Article 7.7, interest accrued will be invoiced by Embraer on a [***], beginning [***] after the date on which the Aircraft acceptance or transfer of title should have been performed, and payment thereof shall be made by Buyer in accordance with the instructions contained therein.
8.    STORAGE CHARGE
8.1 A storage charge equal to [***] per Day, subject to [***] for an Aircraft, shall be charged by Embraer to Buyer commencing on:
8.1.1 Buyer’s failure to perform inspection or re-inspection (as applicable) of the Aircraft, per the date or time period specified in writing by Embraer, according to Article 7; or
8.1.2 Buyer’s acceptance of an Aircraft when Buyer defaults in the fulfillment of any payment due and in taking title to such Aircraft immediately thereafter; or
8.1.3 Buyer’s failure to remove an Aircraft from Embraer’s facilities after title transfer has occurred.

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Purchase Agreement COM0041-16 - Execution Version

8.2 If however, Buyer notifies Embraer in writing [***] in advance of its expected delay in the performance of its obligations set forth in Articles 8.1.1, 8.1.2 and 8.1.3 above, the storage charge shall commence on the [***] after the occurrence of the events set forth in Articles 8.1.1, 8.1.2 or 8.1.3 above, as applicable.
8.3 In the event that the Aircraft Contractual Delivery Date must be extended by Embraer due to Buyer’s failure to perform any action or provide any information contemplated by this Agreement, the storage charge shall commence on the [***] after the original Contractual Delivery Date relative to such Aircraft.
8.4 Subject to [***], Buyer shall pay the storage charge as set forth in Articles 8.1. or 8.3., as applicable, in USD, per each month of delay or prorated for any part thereof, within [***] after the presentation of each invoice by Embraer.
9.    DELAYS IN DELIVERY
9.1 Excusable Delays:
9.1.1 Embraer shall not be held liable or be found in default for any delays in the delivery of an Aircraft beyond the Contractual Delivery Date or in the performance of any act to be performed by Embraer under this Agreement, resulting from, but not restricted to, the following events or occurrences (hereinafter referred to as “Excusable Delays”): [***].
9.1.2 Within [***] Excusable Delays which may cause delays in the delivery of an Aircraft beyond the Contractual Delivery Date or in the performance of any act or obligation to be performed by Embraer under this Agreement, Embraer agrees [***].
9.1.3 [***].
9.1.4 If such Excusable Delay lasts longer than [***] or the cause of such Excusable Delay renders the performance of this Agreement impossible with respect of one or more specific undelivered Aircraft, then the Parties shall attempt to renegotiate the terms of this Agreement during the [***] following (i) the expiration of such [***], or (ii) the date it is determined that performance of the Agreement is impossible. In the event that the Parties fail to agree on such terms within [***], Buyer shall have the right to terminate this Agreement with respect to the affected Aircraft without liability to either Party, except as provided for in Article 20.2(i). If such Excusable Delay [***], then either Party shall have the right to terminate this Agreement with respect to the affected Aircraft, without liability to either Party, except as provided for in Article 20.2(i).
9.1.5 If the cause of such Excusable Delay is attributable to Buyer in accordance with [***], Buyer shall not be entitled to terminate this Agreement in accordance with Article 9.1.4 and upon a termination by Embraer the provisions of Article 20.3 shall apply.

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Purchase Agreement COM0041-16 - Execution Version

9.2 Non-Excusable Delays:
9.2.1 If the delivery of an Aircraft is delayed, and such delay does not constitute an Excusable Delay (hereinafter referred to as "Non-Excusable Delays"), by more than [***] after the Contractual Delivery Date for such Aircraft, [***].
9.2.2 Upon the occurrence of any event which could constitutes a Non-Excusable Delay in the delivery of an Aircraft, Embraer agrees to send a written notice to Buyer, within a reasonable period of time which in any case shall not be greater than [***] after Embraer [***] determines that an event has occurred and that event may cause an Non-Excusable Delay, including a description of the event and an estimate of the effects expected upon the timing of delivery of the Aircraft. To the extent that a Non-Excusable Delay for an affected Aircraft lasts longer than [***], Buyer shall have the right to terminate this Agreement with respect to such affected Aircraft with such election to be made within [***]. Termination by Buyer under this Article 9.2.2 shall be without liability to either Party, except as provided for in Article 20.2 (ii).
9.2.3 It is agreed between the Parties that for any Aircraft that is subject to (i) a Non-Excusable Delay, (ii) a Delay Due to Loss or Structural Damage of the Aircraft as set forth in Article 9.3 below, or (ii) an Excusable Delay for which notice of such delay was provided by Embraer to Buyer less than [***] before the Contractual Delivery Date of such Aircraft, the Escalation Formula used to determine the Aircraft Purchase Price of such Affected Aircraft shall be [***] the Actual Delivery Date.
9.2.4 It is further agreed between the Parties that if, with respect to a delayed Aircraft, Embraer does not receive [***], from Buyer, within [***] the Contractual Delivery Date of such Aircraft, Buyer shall be deemed to have [***].
9.3 Delay Due to Loss or Structural Damage of the Aircraft
If, before delivery thereof an Aircraft is lost, destroyed or, in the reasonable opinion of Embraer in consultation with Buyer, is damaged beyond economic repair (“Total Loss”), then Embraer will notify Buyer to this effect [***]. Embraer will specify in its notice, [***], the earliest date that an aircraft to replace the Aircraft may be delivered to Buyer and [***] Embraer, and (ii) the Parties execute an amendment to this Agreement recording the modification in the Contractual Delivery Date.
If this Agreement terminates in relation to an Aircraft in accordance with this Article 9.3, such termination shall discharge the Parties from all obligations and liabilities hereunder with respect to such Aircraft and related Services, except that Embraer shall, at its expense, return to Buyer (i) any moneys paid by Buyer towards the purchase of such Aircraft, no interest accrued and (ii) any Buyer Furnished Equipment (as defined in Attachment “A” hereto) delivered by Buyer to Embraer for such Aircraft.

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Purchase Agreement COM0041-16 - Execution Version

10.    [***] DELIVERY INSPECTION
10.1    At any time and from time to time after the date which is [***] the relevant Contractual Delivery Date while an Aircraft [***] the delivery inspection and acceptance of each Aircraft in accordance with Article 7, Buyer may, at Buyer’s sole discretion, send up to [***] authorized representatives (the “Authorized Representatives”) to the facilities of Embraer [***] Aircraft. Buyer shall communicate to Embraer the names of its Authorized Representatives, by means of written notice, at least [***] prior to each such date that Buyer intends to send Authorized Representatives [***].
10.2    In order to perform the delivery inspection and acceptance of each Aircraft in accordance with Article 7, Buyer shall send up to [***] Authorized Representatives to the facilities of Embraer. Buyer shall communicate to Embraer the names of its Authorized Representatives, by means of written notice, at least [***] prior to each relevant Aircraft Contractual Delivery Date specified in Article 5.
10.3 The Authorized Representatives sent to perform the delivery inspection and acceptance of each Aircraft in accordance with Article 10.2, may be authorized and duly empowered to sign the acceptance and transfer of title and risk documents and accept delivery of the Aircraft pursuant to Article 7. For the sake of clarity, Buyer’s representative for purpose of Article 10.3 need not be on site at Embraer’s facilities for purposes of delivery, at Buyer’s sole discretion.
10.4    For the purposes subject hereof, Embraer shall provide communication facilities (telephone, facsimile and internet connection) and access to a private office in the Embraer delivery center for Buyer’s Authorized Representatives, as well as the necessary tools, measuring devices, test equipment and technical assistance as may be necessary to perform acceptance tests. Embraer shall also make available to Authorized Representatives (i) free transportation between Embraer facilities and hotel in Sao Jose dos Campos during normal working hours on the relevant Working Days (with transportation before or after normal working hours to be as mutually agreed), and (ii) free lunch at the canteen at Embraer facilities on Working Days.
10.5 Buyer’s Authorized Representatives shall observe Embraer’s administrative rules and instructions while at Embraer’s facilities. Embraer agrees to provide notice to Buyer of any changes to such administrative rules and instructions.
10.6 Buyer’s Authorized Representatives shall be allowed exclusively in those areas of Embraer’s facility related to the subject matter hereof. Buyer agrees to hold harmless Embraer from and against all and any kind of liabilities in respect to such Authorized Representatives, for whom Buyer is solely and fully responsible under all circumstances and in any instance, except to the extent they arise from the gross negligence or the willful misconduct of Embraer, its officers, employees and agents.

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Purchase Agreement COM0041-16 - Execution Version

11. CHANGES
11.1 Each Aircraft will comply with the standards defined in Attachment “A” hereto and shall incorporate all modifications which are classified as AD’s mandatory by ANAC or the Airworthiness Authority as provided in Article 11.4, and those agreed upon by Buyer and Embraer in accordance with this Article.
11.2 The Parties hereby agree that changes can be made by Embraer in the design of the Aircraft, the definition of which and its respective classification shall be in compliance to the Aircraft type specification, as follows:
11.2.1 Minor Changes: defined as those modifications which shall not adversely affect the Aircraft in any of the following characteristics:
[***]
11.2.2 Major Changes: defined as those modifications which affect at least one of the topics mentioned in Article 11.2.1.
11.3 Embraer shall have the right, but not the obligation, to incorporate Minor Changes in the Aircraft still in the production line at its own cost, without the prior consent of Buyer. [***].
11.4 Embraer shall convey those Major Changes that are classified as AD’s by means of service bulletins approved by the Airworthiness Authority and/or ANAC, as appropriate. Service bulletins that implement such AD’s shall be referred to as Mandatory Service Bulletins. Embraer shall incorporate Mandatory Service Bulletins as follows:
11.4.1 Compliance required before Contractual Delivery Date: Embraer shall incorporate Mandatory Service Bulletins in undelivered Aircraft at Embraer’s expense [***] if the compliance time for such Mandatory Service Bulletins is before Contractual Delivery Date of an Aircraft. Embraer shall not be liable for any delays resulting from incorporation of Mandatory Service Bulletins when the Aircraft has already passed the specific production stage affected by the incorporation of said change but Embraer shall [***] incorporate such changes prior the Actual Delivery Date and to minimize any delays in delivery.
11.4.2 Compliance required [***]: For a period of (i) [***], Embraer shall [***]. When flight safety is affected, such changes shall be immediately incorporated. If warranty coverage is not available or applicable pursuant to the terms of Attachment “C”, the provisions of Article 11.5 shall apply.

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Purchase Agreement COM0041-16 - Execution Version

[***]

11.5 Except for the Major Changes referred to in Article 11.4, any other Major Changes such as (i) any change developed by Embraer as product improvement, (ii) any change required by Buyer in relation to the Aircraft configuration, (iii) any change in the certification regulations presented in the Technical Description, which are required by the Airworthiness Authority as a consequence of alterations, amendments and/or innovations of these applicable regulations, or (iv) any change due to alterations, amendments and/or innovations of legal requirements by other authorities (including without limitation environmental authorities) that have the effect of rendering Aircraft parts obsolete or non-compliant, shall be considered as optional and Embraer shall submit to Buyer a Proposal of Major Change (“PMC”) describing the impacts of such change. Should Buyer not approve such PMC, the change shall not be incorporated in the Aircraft.
11.6 Any Major Change to the Aircraft, made in accordance with the foregoing paragraphs, which affect the provisions of Attachment “A” hereto, shall be incorporated in said Attachment by means of an amendment to this Agreement.
11.7 Except as far as it relates to AD’s mandatory by ANAC or the Airworthiness Authority and Minor Changes, the Aircraft shall, on the Scheduled Inspection Date, comply with the terms and conditions of Attachment “A” as from time to time amended pursuant to Article 11.6. Determination of such compliance shall [***].
11.8   [***].
11.9   [***].
12.    WARRANTY [***]
12.1. Warranty: the materials and workmanship relative to the Aircraft subject of this Agreement will be warranted exclusively in accordance with the terms and conditions specified in Attachment “C”.
12.2 [***]: Embraer hereby [***] to Buyer [***] exclusively in accordance with the terms and conditions specified in [***].
13.    PRODUCT SUPPORT PACKAGE
Embraer shall supply to Buyer the Product Support Package described in Article 2 of Attachment “B” hereto, which includes Embraer’s spare parts policy, the Technical Publications and the Services.

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Purchase Agreement COM0041-16 - Execution Version

14.    ASSIGNMENT
14.1 Assignment of rights and obligations: Buyer may not assign, novate or transfer any of its rights or obligations hereunder without the prior written consent of Embraer, provided however that Buyer (x) shall have the right to assign [***] under this Agreement with respect to any Aircraft with [***] prior notice to Embraer to an [***] and (y) may assign its [***] that shall acquire such Aircraft for the purpose of [***] with [***] prior notice to Embraer and Buyer shall [***] such Aircraft with [***].
14.2 The Product Support Package, as identified in Article 13, shall not be assigned or transferred to any third party, [***], in connection with the transfer of title, possession or operation of any Aircraft.
14.3 Assignment of warranties [***]: if Buyer wishes to transfer or assign the warranty contained in Attachment “C” [***] to a third party in connection with the transfer of title, possession or operation of any Aircraft, Buyer shall obtain the prior written consent of Embraer, [***]. Notwithstanding the [***], Buyer may upon [***] prior written notice to Embraer assign to [***] that is [***] acquisition of an Aircraft the warranties contained in Attachment “C”, [***].
14.4 [***].
14.5 [***], this Agreement, as well as the warranty [***], shall not be assigned to [***], any person or entity which the Parties may be legally restricted to enter in to an agreement, to a debarred person or entity or in case such assignment would infringe US export control regulations or any other applicable law.
15.    RESTRICTIONS AND PATENT INDEMNITY
15.1 Claims against Buyer. Subject to the limitations and conditions set forth herein, including, without limitation Article 15.2, Embraer shall indemnify Buyer with respect to all claims, lawsuits, and liabilities based upon or arising from any suit, action, proceeding, or allegation that:
(a) Any product or service purchased from or supplied by Embraer hereunder or any portion thereof (collectively, for the purposes of this Article 15, "Item") and/or the use or operation thereof constitutes an alleged or actual infringement of any granted or registered United States or foreign patent ("Patent Claim"), provided that from the time of design of such Item and until such Patent Claim is resolved, each of the country in which the relevant patent is held and the flag country of the Aircraft is a party to (1) the Paris Convention for the Protection of Industrial Property as amended and (2) Article 27 of the Chicago Convention on International Civil Aviation of December 7, 1944, or

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Purchase Agreement COM0041-16 - Execution Version

(b) Aircraft software and accompanying documentation and manuals (collectively, for purposes of this Article 15, “Software”), or any part of such Aircraft Software furnished by Embraer, constitutes an alleged or actual infringement of any United States or foreign copyright rights or misappropriates any third party trade secret right under U.S. law or other foreign law ("Copyright Claim"), provided that from the time of design of such Software and until such Copyright Claim is resolved, each of the country in which the infringement claim is made and the flag country of the Aircraft is a member of the Berne Convention for the Protection of Literary and Artistic Works as amended and both countries recognize Software as a “work” under the Berne Convention.
15.1.1 Embraer’s indemnification provided in this Article 15 shall not apply to Buyer furnished or installed equipment, Items or Software not installed, used or maintained in accordance with all instructions and procedures of Embraer (as may be modified by Embraer from time-to-time), any Buyer-furnished or requested designs or any Buyer modification of any Item or Software.
15.2 Limitations and Conditions. Buyer shall give prompt written notice to Embraer of the receipt of a notice of a suit or action against Buyer alleging a Patent Claim or Copyright Claim covered by this Article 15 or of a written notice alleging a Patent Claim or Copyright Claim covered by this Article 15, whichever occurs earlier. Failure to notify Embraer as provided herein shall relieve Embraer of liability that it may have to Buyer to the extent that the defense of any such Patent Claim or Copyright Claim is prejudiced thereby.
At all times, Embraer shall have the right, at its option and expense, to negotiate with any party alleging a Patent Claim or Copyright Claim, assume or control the defense to any allegation of a Patent Claim or Copyright Claim, including without limitation, the right to bring a declaratory judgment or similar action, intervene in any action involving a Patent Claim or Copyright Claim, and/or attempt to resolve a Patent Claim or Copyright Claim by replacing or modifying an Item or Software.
Buyer shall promptly furnish to Embraer all information, documents, records, and assistance within Buyer’s possession, custody or control as requested by Embraer that Embraer considers potentially relevant or material to any allegation covered by this Article 15. Buyer shall co-operate with Embraer and shall, upon Embraer’s reasonable request and at Embraer’s expense, arrange for the attendance of representatives of Buyer at depositions, hearings, trials, and the like, and assist in effecting settlements, securing and giving evidence, obtaining the attendance of witnesses and in the conduct of any suits or actions covered by this Article 15.
Buyer shall obtain Embraer’s written approval prior to paying, agreeing to pay, assuming any obligation or making any material concession relative to any Patent Claim or Copyright Claim.
Embraer shall assume and pay any and all judgments and all costs assessed against Buyer in a final non-appealable judgment of any suit or action, and Embraer will make all payments in settlement imposed upon or incurred by Buyer with Embraer’s [***].
EMBRAER SHALL HAVE NO OBLIGATION OR LIABILITY UNDER THIS ARTICLE 15 FOR ANY LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES. THE OBLIGATIONS AND REMEDIES OF BUYER SET FORTH IN THIS ARTICLE 15 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND

Purchase Agreement COM0041-16 - Execution Version

BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER INDEMNITIES, OBLIGATIONS AND LIABILITES OF EMBRAER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF BUYER AGAINST EMBRAER, EITHER EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY ACTUAL OR ALLEGED INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT BY ANY PRODUCT OR SERVICE PROVIDED UNDER THIS AGREEMENT.
16.    MARKETING PROMOTIONAL RIGHTS
Embraer shall have the right [***], to show for marketing purposes, free of any charge, the image of Buyer’s Aircraft, painted with Buyer’s colors and emblems, affixed in photographs, drawings, films, slides, audiovisual works, models or any other medium of expression (pictorial, graphic, digital, electronic and sculptural works), through all communications media including but not limited to billboards, magazines, newspaper, television, movie, theaters, as well as in posters, catalogues, models and all other kinds of promotional material. In the event that Buyer is no longer operating a fleet of E175 Aircraft, this Article 16 shall cease to be in effect and Embraer will stop using any of Buyer’s colors and emblems for any promotional or marketing purposes without the prior written consent of Buyer.
17.    TAXES
Embraer shall [***]. All other [***], shall be borne by Buyer.
18.    APPLICABLE LAW
This Agreement shall in all respects be governed by the laws of the State of New York, including all matters of construction, validity and performance, without giving effect to principles of conflicts of laws other than sections 5-1401 and 5-1402 of the New York General Obligations law.

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Purchase Agreement COM0041-16 - Execution Version

19.    JURISDICTION
Each Party hereto hereby irrevocably agrees, accepts and submits to, for itself and in respect of any of its property, generally and unconditionally, the exclusive jurisdiction of the courts of the State of New York in the City and County of New York and of the United States for the Southern District of New York, in connection with any legal action, suit or proceeding with respect to any matter relating to or arising out of or in connection with this Agreement or any other operative agreement and fully waives any objection to the venue of such courts. Furthermore to the fullest extent permitted by applicable law, each Party hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding any claim that it is not personally subject to the jurisdiction of the above named courts, that the suit, action or proceeding is brought in an inconvenient forum, or that the venue of the suit, action or proceeding is improper.
EACH PARTY HERETO HEREBY EXPRESSLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A JURY TRIAL IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.
20.    TERMINATION
20.1 Should either Party fail to comply partially or completely with its obligations hereunder, the other Party shall be entitled to give notice of such failure and to require that such failure be remedied within the period specified in that notice, which period shall not be less than [***]. Should such failure not be remedied within the period so specified, then the Party who gave notice of such failure shall be entitled to terminate this Agreement. Should termination occur in accordance with the foregoing, [***]. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY IN ANY CIRCUMSTANCE HEREUNDER FOR ANY CONSEQUENTIAL DAMAGES, LOSS OF PROFITS, LOSS OF REVENUE, LOSS OF USE AND INCREASED COSTS, OR PUNITIVE DAMAGES OR INDIRECT OR INCIDENTAL DAMAGES WHICH MAY ARISE OUT OF, OR BE CONNECTED TO, ANY BREACH OR DEFAULT UNDER OF ANY TERM, CONDITION, COVENANT, WARRANTY, OR PROVISION OF THIS AGREEMENT, AND WHICH EITHER PARTY WOULD OTHERWISE BE ENTITLED TO UNDER ANY APPLICABLE LAW, INCLUDING BUT NOT LIMITED TO ANY CLAIMS SOUNDING IN CONTRACT, TORT, EQUITY OR STATUTE.
20.2 This Agreement may be terminated in respect of the relevant Aircraft,
a) by Buyer upon the occurrence of any Excusable Delay as provided for in Article 9.1.4;

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Purchase Agreement COM0041-16 - Execution Version

b) by Embraer upon the occurrence of any Excusable Delay as provided for in Article 9.1.4;
c) by Buyer upon the occurrence of any Non-Excusable Delay as provided for in Article 9.2.2;
The above termination rights in regard to Excusable Delay and Non-Excusable Delay shall be exercisable by written notice from the relevant Party to the other to such effect [***] relevant time period as specified in Articles 9.1.4 and 9.2.2, as applicable.
Upon receipt of such notice of termination by Buyer or Embraer, as the case may be, Embraer shall:
(i)    in case of Excusable Delay: [***].
(ii)    in case of Non-Excusable Delay: [***].
20.3 If Buyer terminates this Agreement before the Actual Delivery Date of an Aircraft [***]. It is hereby agreed by the Parties that upon the receipt by Embraer of the amounts set forth above in full, [***].
20.4 If either Party terminates this Agreement in respect to an Aircraft pursuant to Article 7.6 hereof, [***].
20.5 In the event this Agreement [***].
21.    OPTION AIRCRAFT
Subject to the payment of the Option Aircraft initial deposit set forth in Article 21.1, Buyer shall have the option to purchase thirty-three (33) additional Option Aircraft, to be delivered in accordance with the Option Aircraft contractual delivery dates contained in item 2 of Attachment “E” to this Agreement (each an “Option Aircraft Contractual Delivery Date”). The Option Aircraft will be supplied in accordance with the following terms and conditions:
21.1 A [***] Option Aircraft initial deposit of [***] per Option Aircraft, is due and payable [***] of this Agreement (the “Option Aircraft Initial Deposit”).
21.2 The unit basic price of each Option Aircraft shall be equal to the unit Aircraft Basic Price, provided that such Option Aircraft be delivered within the delivery period above mentioned and in the same configuration, specification and installations specified in Attachment “A” hereto, as it is written on the date of signature of this Agreement, determining each Option Aircraft basic price (the “Option Aircraft Basic Price”).
21.3 The Option Aircraft Basic Price shall be escalated according to the escalation formula subject of Attachment “D” hereto, determining each Option Aircraft purchase price (the “Option Aircraft Purchase Price”).

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Purchase Agreement COM0041-16 - Execution Version

21.4 The option to purchase the Option Aircraft shall be exercised in [***] of Option Aircraft as follows: [***] no later than [***] prior to the first Business Day of the first Option Aircraft Contractual Delivery Date in each [***] (with Option Aircraft Contractual Delivery Dates [***]); and no later than [***] prior to the delivery of the first Option Aircraft [***] (with Option Aircraft Contractual Delivery Dates [***]). Exercise of the option to purchase the Option Aircraft shall be accomplished by means of a written notice from Buyer to Embraer, return receipt requested, specifying the Option Aircraft in [***] in respect of which Buyer is exercising its option. Buyer may acquire some or all the Option Aircraft [***] Option Aircraft shall [***]. Any Option Aircraft not exercised by Buyer as per the terms and conditions of this paragraph will be considered relinquished, no damages being due by either Party to the other, [***].
21.5 The payment of the Option Aircraft Purchase Price shall be made according to the following:
[***]
21.6 If the options are confirmed by Buyer as specified above, an amendment to this Agreement shall be executed by and between the Parties within [***] following the Option Aircraft exercise date, setting forth the terms and conditions applicable to, if any, exclusively to the Option Aircraft.
21.7 The product support package to be applied to the Option Aircraft is described in Article 2.4 of Attachment "B".
22.    INDEMNITY
To the extent permitted by law, Buyer agrees to indemnify and hold harmless Embraer, its subsidiaries, affiliates, and their respective officers, directors, agents, employees, representatives and assignees (“Indemnified Parties”) from and against all liabilities, damages, losses, judgments, claims and suits, including costs and expenses incident thereto, which may be suffered by, accrued against, be charged to or recoverable from the Indemnified Parties by reason of loss or damage to property, including the Aircraft, or by reason of injury or death of any person resulting from or in any way connected with the performance of Services by the Indemnified Parties for or on behalf of Buyer related to Aircraft delivered by Embraer, performed while on the premises of Embraer or Buyer, while in flight or while performing any such activities, at any place, in conjunction with [***] ("Indemnified Services") but for those liabilities, damages, losses, judgments, claims and suits which are [***].

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Purchase Agreement COM0041-16 - Execution Version

23.	NOTICES
All notices permitted or required hereunder shall be in writing in the English language and sent, by registered mail or facsimile, to the attention of the Vice President, Contracts – Commercial Aviation as to Embraer and of the Treasurer as to Buyer, to the addresses indicated below or to such other address as either Party may, by written notice, designate to the other.
23.1 EMBRAER:
EMBRAER S.A.
Av. Brigadeiro Faria Lima, 2170
12.227-901 São José dos Campos – SP - Brazil
Telephone: [***]
Facsimile: [***]
23.2 BUYER:
HORIZON AIR INDUSTRIES, INC.
19521 International Boulevard
Seattle, Washington - USA
Telephone: [***]
Facsimile: [***]

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Purchase Agreement COM0041-16 - Execution Version

24.	CONFIDENTIALITY
Neither Party has the right to disclose the terms of this Agreement except as required by law. Each of Buyer and Embraer agrees not to disclose any portion of this Agreement or its Attachments, amendments or any other supplement, to any third party without the previous written consent of the other Party. Without limiting the foregoing, in the event either Party is legally required to disclose the terms of this Agreement, that Party shall notify the other Party (where permitted by law) reasonably in advance of such disclosure and exert its best efforts to request and obtain confidential treatment of the articles, terms and conditions of this Agreement relevantly designated by the other Party as confidential. In the event this Agreement is terminated, whether in whole or in part, this Article 24 shall survive such termination. Embraer agrees to cooperate reasonably with Buyer in preparing any redactions to this Agreement for purposes of public filing in accordance with applicable securities laws and regulations.
25.    FOREIGN CONTENT
The Aircraft contains commodities, technology and software that were exported from the United States and other countries in accordance with their respective export control regulations. Diversion contrary to U.S. law and/or any other applicable law is prohibited.
Buyer agrees to comply with any export and re-export control laws of the United States and other countries applicable to the Aircraft, its parts, components, technology and software and, upon Embraer’s request, to execute and deliver to Embraer the relevant end-user certificates necessary for the export and transfer of the Aircraft to Buyer.
26.    COMPLIANCE WITH LAWS
Each Party represents to the other Party that in connection with the negotiation, execution and performance under this Agreement it: (i) has acted in good faith and with business integrity towards the other Party and any third parties, (ii) complies with anti-corruption and anti-money laundering laws applicable to such Party to the extent that they apply to such Party’s obligations and activities stated in this Agreement, (iii) such Party has a code of ethics (or equivalent document) and an anti-corruption policy (or equivalent document) (collectively, “Code”) consistent with internationally accepted ethical and anti-corruption standards, which guides the conduct of its officers and employees, and (iv) such Party maintains internal procedures reasonably designed and conceived to enforce and promote the compliance with the anti-corruption provisions of its Code. The foregoing representations are made on a continuing basis and shall hold true until termination or expiration of this Agreement.
Each Party represents to the other Party that (i) such Party has not and will not offer, promise or give to any employee, officer, official, agent or representative of the other Party any amount of money, personal services, credit or other thing of value, save where not in violation of any of the following: (a) laws which apply or may apply to this Agreement or to such Party generally, or (b) reasonably accepted standards of conduct and practices; and (ii) such Party has not and will not offer, promise or give to, or request or demand from, any employee, officer, official, agent or representative of the other

Purchase Agreement COM0041-16 - Execution Version

Party any payment or thing of value which can potentially impact a business decision of the other Party in the context of this Agreement or the subject matter hereof.
27.    SEVERABILITY
If any provision or part of a provision of this Agreement or any of the Attachments shall be, or be found by any authority or court of competent jurisdiction to be, illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall not affect the other provisions or parts of such provisions of this Agreement, all of which shall remain in full force and effect.
28.    NON-WAIVER
Except as otherwise specifically provided to the contrary in this Agreement, any Party’s refrain from exercising any claim or remedy provided for herein shall not be deemed a waiver of such claim or remedy, and shall not relieve the other Party from the performance of such obligation at any subsequent time or from the performance of any of its other obligations hereunder.
29.    INTEGRATED AGREEMENT
All Attachments referred to in this Agreement and/or attached hereto are, by such reference or attachment, incorporated in this Agreement.
30.    NEGOTIATED AGREEMENT
Buyer and Embraer agree that this Agreement, including all of its Attachments, has been the subject of discussion and negotiation and is fully understood by the Parties, and that the rights, obligations and other mutual agreements of the Parties contained in this Agreement are the result of such complete discussion and negotiation between the Parties.
31.    COUNTERPARTS
This Agreement may be executed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument. This Agreement may be signed by facsimile with originals to follow by an internationally recognized courier.
32.    ENTIRE AGREEMENT
This Agreement constitutes the entire agreement of the Parties hereto with respect to the subject matter hereof and supersedes all previous and connected negotiations, representations and agreements between the Parties. This Agreement may not be altered, amended or supplemented except by a written instrument executed by the Parties.

Purchase Agreement COM0041-16 - Execution Version

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers and to be effective as of the day and year first above written.

EMBRAER S.A.    HORIZON AIR INDUSTRIES, INC.

By: ___/s/ Luis Carlos Affonso__________    By: __/s/ Mark Eliasen______
Name: Luis Carlos Affonso    Name: Mark Eliasen
Title: Chief Operating Officer    Title: Treasurer
Commercial Aviation

By: __/s/ Adriana Sarlo________________
Name: Adriana Sarlo
Title: Vice President, Contracts
Commercial Aviation
Place: Sao Jose dos Campos, Brazil     Place: Seattle, WA, U.S.A.

Witnesses:

___/s/ Fernando Bueno_______________    ___/s/ Jennifer C. Thompson____
Name: Fernando Bueno    Name: Jennifer C. Thompson
ID: [***]    ID: Assistant Corporate Secretary

Purchase Agreement COM0041-16 - Execution Version

ATTACHMENT "A" AIRCRAFT CONFIGURATION

1.	STANDARD AIRCRAFT
The EMBRAER 175 Aircraft shall be manufactured according to (i) the standard configuration specified in the Technical Description TD 175 – Rev 21 (the “TD”), December 2015, which although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.
The Parties agree that this Attachment shall be amended to reflect the then available Technical Description [***].

2.	OPTIONAL EQUIPMENT
[***]

[***]

[***]			[***]	[***]

Seats
Class	Count/Mode	Details
FC	12 First	2 seats @ [***] 1 seat @ {***. 9 seats @ 37" pitch
YC	64 Slim Plus	2 seats @ [***] 2 seats @ [***] 12 seats @ 34" pitch 28 seats @ 31" pitch
** Pitch In Class Divider

NOTES:
	[***]			[***]

3.	EXTERIOR FINISHING
The fuselage of the Aircraft shall be painted according to Buyer’s colour and paint scheme, which shall be supplied to Embraer by Buyer on or before [***] prior to the first Aircraft contractual delivery date. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Attachment "A" to Purchase Agreement COMM0041-16 - Execution Version

ATTACHMENT "A" AIRCRAFT CONFIGURATION

Once defined, the choices of colour and paint scheme made by Buyer shall apply to all Aircraft. If Buyer requires a colour and paint scheme for any Aircraft that is different from the original one informed to Embraer, Buyer shall provide written notice to Embraer not less than [***] prior to the relevant Aircraft contractual delivery date and Embraer will submit the relevant quotation to the approval of Buyer within [***] from the date such request is received by Embraer, provided that Buyer shall have the right to [***] for the entire Aircraft order of thirty (30) Firm Aircraft [***], subject to the aforementioned conditions. Should Buyer not approve the quotation, the relevant Aircraft shall be painted in according to the original paint and colour scheme.

4.	INTERIOR DETAILING
Buyer shall inform Embraer up to the customer check list definition (“CCL”), to be held no later than [***] Aircraft contractual delivery date, of its choice of materials and colours of all and any item of interior furnishing including seat covers, carpet, floor lining and curtain, and trim and finishing, emergency equipment and galley inserts from the choices offered by and available at Embraer. In case Buyer opts to use different part numbers of equipment, inserts, materials and/or patterns, Embraer will submit to Buyer a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Buyer not approve such PMC, the interior shall be built according to the choices offered by and available at Embraer. Once defined, the choices of trim and finishing, emergency equipment and galley inserts made by Buyer shall apply to all Aircraft. If Buyer requires trim and finishing, emergency equipment or galley inserts for any Aircraft that is different from the original one informed to Embraer, Buyer shall present a written request to Embraer not less than [***] prior to the relevant Aircraft contractual delivery date and Embraer will submit the relevant quotation to the approval of Buyer within [***] from the date such request is received by Embraer. Should Buyer not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Buyer.

5.	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE)
The first Aircraft will have electrical galley inserts, such as ovens, coffee makers, hot jugs and water boilers as BFE for certification purpose. Buyer shall deliver such electrical inserts, in DDP conditions (Incoterms 2010), to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.
The trolleys, standard units and the equipment classified as operational requirements shall be BIE items.

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Attachment "A" to Purchase Agreement COMM0041-16 - Execution Version

ATTACHMENT "A" AIRCRAFT CONFIGURATION

Medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Buyer and installed on the Aircraft by Buyer after delivery thereof.
For the second Aircraft and on, the BFE and BIE items and installations as well as the associated technical and commercial impacts shall be as agreed in the Purchase Agreement.

6.	EMBRAER RIGHT TO PERFORM FOR BUYER
If after written notice from Embraer, Buyer fails to, within [***] of such notice, to choose or define the exterior, interior finishing, emergency equipment and/or galley inserts of any Aircraft or fails to inform Embraer of its choice or definition within [***] period, Embraer shall have the right to tender the Aircraft for delivery, as the case may be, with a white overall fuselage colour, fitted with an interior finishing selected by Embraer, and/or with provisions/installation for emergency equipment and galley inserts from the choices available at Embraer, at its reasonable discretion.
In any such cases, no compensation to Buyer or reduction shall be applied in the relevant Aircraft Basic Price. Buyer agrees hereby that any action taken by Embraer pursuant to this Article shall not constitute a waiver or release of any obligation of Buyer under the Purchase Agreement, nor a waiver of any event of default which may arise out of Buyer’s non performance of such obligation, nor an election or waiver by Embraer of any remedy or right available to Embraer under the Purchase Agreement. Further, Embraer shall be entitled to charge Buyer for reasonable expenses incurred by Embraer in connection with the performance of or compliance with such agreement, as the case may be, payable by Buyer within [***] from the presentation of the respective invoice by Embraer to Buyer.

7.	REGISTRATION MARKS, TRANSPONDER AND ELT CODES:
The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks, the transponder code and ELT protocol coding shall be supplied to Embraer by Buyer no later than [***] before each relevant Aircraft contractual delivery date. Embraer shall be entitled to tender the Aircraft for delivery to Buyer without registration marks, with an inoperative transponder and without setting the ELT protocol coding in case Buyer fails to supply such information to Embraer in due time.

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Attachment "A" to Purchase Agreement COMM0041-16 - Execution Version

ATTACHMENT "A" AIRCRAFT CONFIGURATION

8.	EXPORT CONTROL ITEMS
The Aircraft contains IRU (Inertial Reference Unit) manufactured by Honeywell International, which is subject to export control under United States of America law. The Aircraft contains an IESI (Integrated Electronic Standby Instrument System) model manufactured by Thales which is not subject to export control, however in the event this IESI model is replaced by any IESI with the QRS-11 gyroscopic microchip, such component is subject to export control under United States of America law.

Transfer or re-export of such items (whether or not incorporated into the Aircraft), as well as their related technology and software may require prior authorization from the US Government.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A” SHALL PREVAIL.

Attachment "A" to Purchase Agreement COMM0041-16 - Execution Version

ATTACHMENT "B" FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

1.	FERRY FLIGHT ASSISTANCE

1.1
Embraer will make available to Buyer, [***], the services of a third party representative at the airport in which the Aircraft will make the last stop in Brazilian territory, to assist Buyer’s crew in the interface with Brazilian customs clearances. Such services do not include handling services such as refueling, ground equipment and communications and Buyer shall hire such services from a handling service company. Buyer shall also be responsible for the [***] and overflight permits required for the ferry flight.

If it is necessary that any ferry equipment be installed by Embraer in the Aircraft for the ferry flight between Brazil and final destination, Embraer will make available, upon Buyer’s written request, a standard and serviceable ferry equipment to Buyer (hereinafter the “Kit”) [***], except as set forth below. In this case, Buyer shall immediately upon the Aircraft arrival at its final destination, remove the Kit from the Aircraft and return it to a freight forwarder agent as determined by Embraer, in FCA (Free Carrier - Incoterms 2015) condition.
In case Embraer provides the Kit to Buyer and irrespective of whether (i) the Kit is utilized, whether totally or not, such decision to be taken in Embraer’s reasonable discretion, or (ii) the Kit is not used and is not returned to Embraer freight forwarder agent complete and in the same condition as it was delivered to Buyer within [***] after Aircraft arrival in final destination, Buyer shall pay Embraer the value of a new Kit upon presentation of an invoice by Embraer and then the original Kit shall become the property of Buyer. In addition, the availability of another Kit for the next occurring Aircraft ferry flight after such period shall not be an Embraer obligation.

Attachment "B" to Purchase Agreement COM0041-16 - Execution Version

ATTACHMENT "B" FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

2.    PRODUCT SUPPORT PACKAGE

2.1	MATERIAL SUPPORT

2.1.1.	SPARES POLICY

Embraer guarantees the supply of spare parts, ground support equipment and tooling, except engines and their accessories, hereinafter referred to as "Spare(s)", for the Aircraft for a period of [***] after production of the last aircraft of the same [***]. Such Spares shall be supplied according to the prevailing availability, sale conditions, delivery schedule and effective price on the date of acceptance by Embraer of a purchase order placed by Buyer for any of such items. The Spares may be supplied either by Embraer in Brazil or through its subsidiaries or distribution centers located abroad.

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Attachment "B" to Purchase Agreement COM0041-16 - Execution Version

ATTACHMENT "B" FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

The sale and export of Spares to Buyer may be subject to export controls and other export documentation requirements of the United States and other countries. Buyer agrees that neither Embraer nor any of its subsidiaries, affiliates or Vendors shall be liable for failure to provide Spares and/or services, including without limitation the Services, under this Agreement or otherwise as a result of any ruling, decision, order, license, regulation, or policy of the competent authorities prohibiting the sale, export, re-export, transfer, or release of a Spare or its related technology. Buyer shall comply with any conditions and requirements imposed by the competent authorities and, upon Embraer’s request, shall execute and deliver to Embraer any relevant end-user certificates.

Export of (i) IESI (Integrated Electronic Standby Instrument System) manufactured by Thales Avionics with an embedded QRS-11 gyroscopic microchip used for emergency backup and flight safety information and (ii) IRU (Inertial Reference Unit) manufactured by Honeywell International are subject to export control under United States law. Transfer or re-export of such items, as well as their related technology and software, may require prior authorization from the U.S. Government.

2.1.2.	RSPL

Upon Buyer's request, Embraer shall present to Buyer a recommended Spare provisioning list (the "RSPL"). The objective of the RSPL is to provide Buyer with a detailed list of Spares that will be necessary to support the initial operation and maintenance of the Aircraft by Buyer. Such recommendation will be based on the experience of Embraer and on the operational parameters established by Buyer.
Embraer will, at its cost and expense, provide a qualified team to attend pre-provisioning conferences as necessary to discuss Buyer requirements and the RSPL as well as any available spare parts support programs offered by Embraer. Such meeting shall be held at a mutually agreed upon place and time, but in no event less than [***] prior to the Contractual Delivery Date of the first Aircraft.

Buyer may acquire the Spares contained in the RSPL directly from Embraer or directly from Vendors. Spares contained in the RSPL for which Buyer places a purchase order with Embraer (the "IP Spares") will be delivered by Embraer to Buyer within [***], at a fill rate of [***], in FCA (Free Carrier - Incoterms 2015) condition, at the port of clearance indicated by Embraer. Embraer shall use [***] to achieve [***] fill rate not less [***] after Buyer places a purchase order with Embraer.

In order to ensure the availability of IP Spares in accordance with the foregoing at the time of entry into service of the first Aircraft, Buyer shall place a purchase order with Embraer for those IP Spares Buyer has decided to acquire from Embraer, as soon as practical and in any event not less than [***] prior to the Contractual Delivery Date of the first Aircraft. At the reasonable request of

Attachment "B" to Purchase Agreement COM0041-16 - Execution Version

ATTACHMENT "B" FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

Embraer, Buyer shall demonstrate that it has acquired or ordered IP Spares from sources other than Embraer to complement the RSPL in a timely manner.

2.1.3.	OTHER SPARES SERVICES
AOG services: Embraer will maintain a call center for the AOG services, twenty four (24) hours a day, seven (7) days a week. All the contacts with the call center can be made through regular direct lines in Brazil (phone and fax), e-mail and also through the FlyEmbraer e-commerce system in case Buyer subscribes to this service. The information concerning regular direct lines and e-mail address shall be obtained through the Customer Account Manager designated to Buyer by Embraer or through Embraer’s Customer Service offices.
Embraer will, subject to availability, deliver Spares requested as AOG orders in FCA (Free Carrier – Incoterms 2010) condition, at the Embraer’s facility nearest to the Buyer’s premises informed in Buyer’s shipping instructions.
Routine and/or critical Spares: Embraer will deliver routine and/or critical Spares (other than AOG Spares) in FCA condition, Embraer’s facility, from the location were such Spares are available. Routine and/or critical Spares shall be delivered according to their lead times, depending upon the purchase order priority. All Spares will be delivered with the respective authorized release certificate or any similar document issued by a duly authorized person.

2.2	AIRCRAFT TECHNICAL PUBLICATIONS:

2.2.1.	EMBRAER PUBLICATIONS [***]
Embraer shall provide [***] a license to access the operational and maintenance publications applicable thereto, through the web-based FlyEmbraer portal or any successor portal (“FlyEmbraer”). Such operational and maintenance publications will be issued under the applicable specification, in the English language (the “Technical Publications”).
Embraer shall provide [***]:
[***]

Such access to the Technical Publications [***] is conditioned upon Buyer’s full acceptance of the FlyEmbraer on-line terms and conditions (the “FlyEmbraer Agreement”), by a person legally qualified to do so, as appointed in writing (by an email message) by Buyer.
[***]
[***] extra hardcopy of mandatory operational publications will be supplied on board of each Aircraft solely for the purpose of supporting the delivery flight and this copy will not be revised by Embraer at anytime.

Attachment "B" to Purchase Agreement COM0041-16 - Execution Version

ATTACHMENT "B" FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

2.2.2.	VENDOR PUBLICATIONS
The technical publications regarding parts, systems or equipment supplied by Vendors and installed by Embraer in the Aircraft during the manufacturing process, will be supplied to Buyer directly by such Vendors, in their original content and available format/media and/or on-line access, as the case may be, [***]. Vendors are also responsible to keep publications updated through a direct communication system with Buyer. Embraer shall use commercially reasonable efforts to cause Vendors to supply their respective technical publications in a prompt and timely manner.

2.2.3.	[***]

2.3	SERVICES

[***], except as set forth below, Embraer shall provide the Services described in this Article 2.3, in accordance with the terms and conditions below:

2.3.1	Familiarization Programs:

a.
The familiarization programs specified below are offered [***], except for any travel, board and lodging expenses of Buyer’s trainees and except for any operational and incidental expenses related to training requirements of Buyer, whether imposed by the Airworthiness Authority or other authority of Buyer’s country having jurisdiction, and which differ from or are supplementary to the familiarization programs described herein.

b.
The familiarization programs shall, at Embraer’s election, be conducted by Embraer, Flight Safety International or other Embraer designated training provider, in accordance with the scope, syllabi and duration of the training program developed by Embraer, Flight Safety International or other Embraer-designated training provider. Such familiarization programs shall be in accordance with all applicable regulations and requirements of and approved by the Airworthiness Authority. Buyer may choose to use the training programs “as is” or to develop its own training programs. In any case Buyer shall be solely responsible for preparing and submitting its training programs to the Airworthiness Authority for approval.

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Attachment "B" to Purchase Agreement COM0041-16 - Execution Version

ATTACHMENT "B" FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

c.
All familiarization programs shall be provided at the training centers of Embraer, Flight Safety International or other Embraer designated training provider at its respective training center in the United States or in such other location in the United States as Embraer, Flight Safety International or other Embraer designated training provider may reasonably indicate. Buyer shall be responsible for all costs and expenses related to the training services (including but not limited to instructor travel tickets, local transportation, lodging, per diem and non-productive days), in the event Buyer requires that any training services be carried outside such indicated training facilities.

d.
Notwithstanding the eventual use of the term “training” in this paragraph 2.3.1, the intent of this program is solely to familiarize Buyer’s pilots, mechanics, employees or representatives with the operation and maintenance of the Aircraft. It is not the intent of Embraer to provide basic training (“ab-initio”) to any representatives of Buyer.

e.
Any trainee appointed by Buyer for participation in any of the familiarization programs shall be duly qualified per the governing body in the country of Buyer’s operation and fluent in the English language as all training will be conducted in, and all training material will be presented in, such language. Pilots and mechanics shall also have [***] in the [***], as applicable, of [***] or, [***], of [***]. Neither Embraer, Flight Safety International nor other Embraer designated training provider make any representation or give any guarantee regarding the successful completion of any training program by Buyers trainees, for which Buyer is solely responsible.

f.
The familiarization programs shall be carried out prior to the Contractual Delivery Date of the last Aircraft, in accordance with a schedule to be agreed upon by Buyer and Embraer not less than [***] prior to the intended beginning of such training schedule. Buyer shall give [***] advance notice to Embraer of the full name and professional identification data of each trainee. Substitutions of appointed trainees shall be permitted with the reasonable prior approval of Embraer or Flight Safety International or other Embraer designated training provider.

g.
Training entitlements regarding each Aircraft that remain unused up to [***] following the Actual Delivery Date of the last Aircraft to Buyer shall expire and Buyer shall be deemed to have fully waived its rights to such service, on refund or compensation being due by Embraer to Buyer in this case.

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Attachment "B" to Purchase Agreement COM0041-16 - Execution Version

ATTACHMENT "B" FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

h.	The familiarization programs referred to above covers:

h.1 [***] pilot familiarization program for up to [***] pilots per Aircraft including (i) ground familiarization [***] and, (ii) [***] simulator sessions of [***] each, totalling [***] per trainee, half in the right-hand seat and half in the left-hand seat, which shall be performed in groups of [***] Buyer’s pilot per session. Simulator training includes the services of an instructor and will be carried out on [***]. Buyer shall be solely responsible for selecting experienced training pilots that are fluent in English and duly qualified in multi-engine aircraft operations, navigation and communication.

h.2 [***] maintenance familiarization course for up to [***] qualified mechanics per Aircraft each entitled to one of the following modules to be chosen by Buyer:
[***]

This program shall consist of classroom familiarization with Aircraft systems and structures and shall be in accordance with ATA specification 104, level III.

h.3 [***] qualified flight attendant familiarization program for up to [***] of Buyer’s representatives per Aircraft. This program shall consist of classroom familiarization [***], including a general description of Aircraft safety procedures and flight attendant control panels.
h.4 [***] familiarization program on fault history database (FHDB) analysis for [***] groups up to [***] engineers and/or maintenance personnel each (total of [***] trainees for the entire transaction). This program is conducted on Buyer’s site and shall consist of [***] classroom to enable Buyer’s engineers and maintenance personnel to perform an optimized usage of central maintenance computer and FHDB functionalities and to troubleshoot failures based on best practices.

h.5 Total of [***] mechanics entitled to the engine run-up & taxiing familiarization course with [***] classroom duration plus [***] simulator sessions. The mechanics shall have previously concluded the maintenance familiarization program described above.

h.6 Total of [***] flight dispatchers entitled to the flight dispatcher familiarization course with [***] classroom duration, including familiarization with aircraft systems, flight planning, weight and balance and dispatch publications.

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Attachment "B" to Purchase Agreement COM0041-16 - Execution Version

ATTACHMENT "B" FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

h.7 Aircraft general familiarization for [***] groups up to [***] Buyer’s representatives each (total of [***] trainees for the entire transaction). This course shall be performed at Embraer’s facility in Brazil or any other location designated by Embraer and shall consist of [***] classroom duration, dedicated to operational personnel as well as management staff.

i.
The presence of Buyer’s authorized trainees shall be allowed exclusively in those areas of Embraer’s facilities related to the training hereof and Buyer agrees to hold harmless Embraer from and against all and any kind of liabilities in respect of such trainees to the extent permitted by law.

j.	In the event that Buyer does not use [***], as described in [***]:

[***]
2.3.2 On site support:

a.	Embraer shall provide the following on site support services:

a.1	[***] field support representative (“FSR”) to stay at Buyer’s main maintenance base for a period of [***] beginning on the Actual Delivery Date of the first Aircraft.
Such FSR shall be indicated or substituted by Embraer at its sole discretion. The FSR shall assist Buyer`s technicians and mechanics on the Aircraft maintenance during its initial operation

a.2	[***]

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Attachment "B" to Purchase Agreement COM0041-16 - Execution Version

ATTACHMENT "B" FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

b.
[***], Buyer shall provide such FSR [***] (hereinafter defined as “Embraer Rep”) with communication services (international telephone line, facsimile, internet service and photocopy equipment) as well as suitable secure and private office facilities and related equipment including desk, table, chairs and file cabinet, located at Buyer’s main base of operation or other location as may be mutually agreed by the Parties. Buyer shall also (a) arrange all necessary work permits such as support for visa issuance, local pilot’s license validation and airport security clearances required for Embraer Rep, to permit the accomplishment of the Services mentioned in this item 2.3.2, in due time; and (b) obtain all necessary custom clearances both to enter and depart from Buyer’s country for Embraer’s Rep [***].

c.
During the stay of the Embraer Rep at Buyer’s facilities, Buyer shall permit access to the maintenance and operation facilities as well as to the technical data and technical files of Buyer’s Aircraft fleet.

d.
Embraer shall [***] of the Embraer Rep, including without limitation transportation, board and lodging, while the Embraer Rep is rendering such on site support at Buyer’s main facility. Buyer shall bear all expenses related to the transportation, board & lodging of the Embraer Rep in the event any Embraer Rep is required to render the Services provided for herein in any place other than Buyer’s main operation base (for the pilots) or main maintenance base (for the mechanics). [***], Buyer shall provide to the Embraer’s pilots transportation from/to Buyer operational base or airport where such pilots will render the Services, so that the pilots can report to Buyer’s operation facilities or leave the airport in a timely manner according to the schedule of the flights they are engaged in.

e.	The Embraer Rep shall not participate in test flights or flight demonstrations without the previous written authorization from Embraer.

f.
Buyer shall include Embraer as additional insured in its Hull and Comprehensive Airline Liability insurance policies in accordance with the clauses contained in Exhibit “1” to this Attachment. Buyer shall supply Embraer with a certificate evidencing such endorsements to the insurance policies prior to the date of which the Services are to begin (provided however that Buyer shall make its commercial reasonable efforts to supply Embraer with such certificate [***] prior to the date of which the Services are to begin (and at each renewal of Buyer Hull and Comprehensive Airline Liability insurance).

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Attachment "B" to Purchase Agreement COM0041-16 - Execution Version

ATTACHMENT "B" FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

g.
The Parties further understand and agree that in the event Buyer elects not to take all or any portion of the on site support provided for herein, no refund or other financial adjustment of the Aircraft Basic Price will be made since such on site support is offered at no charge to Buyer. Any other additional on site support shall depend on mutual agreement between the Parties and shall be charged by Embraer accordingly.

h.
The presence of Embraer Rep shall be allowed exclusively in those areas related to the subject matter hereof and Embraer agrees to hold harmless Buyer from and against all and any kind of liabilities in respect of such Embraer Rep to the extent permitted and required by law.

i.
Embraer may, at its own cost and without previous notice to Buyer, substitute at its sole discretion the Embraer Reps rendering the Services at any time during the period in which Services are being rendered.

j.	The rendering of the Services by Embraer’s Rep shall, at all times, be carried out in compliance with the applicable labor legislation.

k.
During the rendering of the Services, while on the premises of Buyer, Embraer Reps shall strictly follow the administrative routines and proceedings of Buyer, which shall have been expressly and clearly informed to Embraer Reps upon their arrival at said premises.

l.
Embraer shall have the right to interrupt the rendering of the Services (i) should any situation occur which, at the sole discretion of Embraer, could represent a risk to the safety or health of Embraer Reps or (ii) upon the occurrence of any of the following events: strike, insurrection, labor disruptions or disputes, riots, or military conflicts. Upon the occurrence of such an interruption, Embraer shall resume the rendering of the Services for the remainder period immediately after having been informed by Buyer, in writing, of the cessation thereof. No such interruption in the rendering of the Services shall give reason for the extension of the Services beyond the periods identified above.

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Attachment "B" to Purchase Agreement COM0041-16 - Execution Version

ATTACHMENT "B" FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

2.3.3 Account Manager:

Embraer shall assign [***] Account Manager to support Buyer shortly after execution of the Purchase Agreement and to support the operations of all Aircraft in Buyer’s fleet in revenue service for passenger transportation. The Account Manager will be responsible for coordinating all product support related actions of Embraer aiming to assure a smooth Aircraft introduction into service and, thereafter, for concentrating and addressing all issues concerning the operation of the Aircraft by Buyer. A team composed of regional technical representatives, regional spare parts representatives and regional field engineers, as necessary and applicable, shall support the Account Manager.

2.3.4 Remote Technical and Engineering Support

Embraer shall provide remote technical and engineering support services, twenty-four (24) hours a Day and seven (7) Days a week, for airframe and systems. This service may be accessed by phone, fax and e-mail at the main facilities of Embraer and is designed to support daily operations of the Aircraft by Buyer by assisting Buyer with the identification and investigation of the causes of in-services issues and during AOG situations, as required. This service is offered at no charge to Buyer within such scope and is available for as long as Buyer continues to operate the Aircraft type in regular passenger revenue service.

Technical and engineering support is also available to assist Buyer in performing structural repairs on the Aircraft. Such assistance consists of the analysis of damage reports submitted by Buyer, preparation of instructions for repair in accordance with structural repair standard of Embraer. This support shall be provided [***].

2.4	PRODUCT SUPPORT PACKAGE FOR THE OPTION AIRCRAFT

The product support package for the Option Aircraft shall be [***] per Option Aircraft.

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Attachment "B" to Purchase Agreement COM0041-16 - Execution Version

EXHIBIT 1 - SPECIAL INSURANCE CLAUSES

Buyer shall include the following clauses in its Hull and Comprehensive Airline Liability insurance policies:

a)	Hull All Risks Policy, including War, Hi-jacking and Other Perils.
[***]

b)     Comprehensive Airline Liability Policy [***].
[***]

c)
Notwithstanding anything to the contrary as specified in the Policy or any endorsement thereof, the coverage stated in paragraphs a) and b) above, shall not be cancelled or modified by the Insurer, without [***] advance written notice to Embraer to such effect.

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Exhibit 1 to Attachment “B” to Proposal COM0586-15 - Execution Version

ATTACHMENT "C" WARRANTY - MATERIAL AND WORKMANSHIP

1)	Embraer, subject to the conditions and limitations hereby expressed, warrants the Aircraft subject of the Purchase Agreement, as follows:

a.	For a period of [***] from the date of delivery to Buyer, the Aircraft will be free from:

•	Defects in materials, workmanship and manufacturing processes in relation to parts manufactured by Embraer or by its subcontractors holding an Embraer part number;

•	Defects inherent to the design of the Aircraft and its parts designed or manufactured by Embraer or by its subcontractors holding an Embraer part number.

b.	For a period of [***] from the date of delivery to Buyer, the Aircraft will be free from:

•
Defects in operation of parts manufactured by Vendors, excluding the Engines, Auxiliary Power Unit (APU) and their accessories (“Vendor Parts”), as well as failures of Vendor Parts due to incorrect installation or installation not complying with the instructions [***]. For the purpose of this warranty, Engine shall mean the complete power plant system which comprises the engine, the nacelle including thrust reverser, the engine mounting structure, all systems inside the nacelle and their integration with the Aircraft, and the Full Authority Digital Engine Control (FADEC) unit.

•	Defects due to non-conformity of Vendor Parts to the technical specification referred to in the Purchase Agreement.

Once the above mentioned periods have expired, Embraer will transfer to Buyer the original Warranty issued by the Vendors, if it still exists.

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Attachment “C” to Purchase Agreement COM0041-16 - Execution Version

ATTACHMENT "C" WARRANTY - MATERIAL AND WORKMANSHIP

2)
The obligations of Embraer as expressed in this Warranty are limited to replacing or repairing defective parts and related systems if damaged by such defects as determined by Embraer based, upon its own reasonable judgment. The defective parts shall be returned to Embraer or its Representatives (“Representatives”, as used herein, is defined as subsidiaries or affiliates of Embraer in the United States or repair shops in the United States authorized by Embraer to repair parts under warranty) within a period of [***] after the discovery of the defect, adequately packed, provided that such components are actually defective and that the defect has occurred within the periods stipulated in this certificate. Should the defective part not be returned to Embraer within such [***] period, Embraer may have the right, at its sole discretion, to deny the warranty claim.

NOTE: Notification of any defect claimed under this item 2 must be given to Embraer within [***] after such defect is found. Such notification shall be sent by email to the warranty department of Embraer (email: [***]) and shall contain the following information:
. Aircraft serial number and registration number;
. part number;
. serial number;
. date of failure (if unknown, date of discovery);
. short description of the failure and reason for removal.

For the warranty claims which Embraer deems valid, in compliance with the terms and conditions of this Attachment “C”, [***].

Parts supplied to Buyer as replacement for defective parts are warranted for the balance of the warranty period still available from the original warranty of the exchanged parts.

3)	Embraer will accept no warranty claims under any of the circumstances listed below:

a.
When the Aircraft has been used in an attempt to break records, or subjected to experimental flights, or in any other way not in conformity with the flight manual or the airworthiness certificate, or subjected to any manner of use in contravention of the applicable aerial navigation or other regulations and rules, issued or recommended by government authorities of whatever country in which the aircraft is operated, when accepted and recommended by I.C.A.O.;

b.	When the Aircraft or any of its parts have been altered or modified by Buyer, without prior approval from Embraer or from the manufacturer of the parts through a service bulletin;

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Attachment “C” to Purchase Agreement COM0041-16 - Execution Version

ATTACHMENT "C" WARRANTY - MATERIAL AND WORKMANSHIP

c.	Whenever the Aircraft or any of its parts have been involved in an accident, or when parts either defective or not complying to manufacturer's design or specification have been used;

d.	Whenever parts have had their identification marks, designation, seal or serial number altered or removed;

e.	In the event of negligence, misuse or maintenance services done on the Aircraft, or any of its parts not in accordance with the respective maintenance manual;

f.	In cases of deterioration, wear, breakage, damage or any other defect resulting from the use of inadequate packing methods when returning items to Embraer or its representatives.

4)	This Warranty does not apply to [***].

5)
The Warranty hereby expressed is established between Embraer and Buyer, and it cannot be transferred, assigned or novated to any third party, except as provided otherwise pursuant to Article 14 (Assignment) of the Purchase Agreement.

6)
TO THE EXTENT PERMITTED BY LAW, THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF EMBRAER AND REMEDIES OF BUYER SET FORTH IN THIS WARRANTY CERTIFICATE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF EMBRAER AND ANY ASSIGNEE OF EMBRAER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF BUYER AGAINST EMBRAER OR ANY ASSIGNEE OF EMBRAER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMANCE OR DEFECT OR FAILURE OR ANY OTHER REASON IN ANY AIRCRAFT OR OTHER THING DELIVERED UNDER THE PURCHASE AGREEMENT OF WHICH THIS IS AN ATTACHMENT, INCLUDING DATA, DOCUMENT, INFORMATION OR SERVICE, INCLUDING BUT NOT LIMITED TO:

a.	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

b.	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

c.
ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OR OTHER RELATED CAUSES OF EMBRAER OR ANY ASSIGNEE OF EMBRAER, WHETHER ACTIVE, PASSIVE OR IMPUTED; AND

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Attachment “C” to Purchase Agreement COM0041-16 - Execution Version

ATTACHMENT "C" WARRANTY - MATERIAL AND WORKMANSHIP

d.
ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO ANY AIRCRAFT OR FOR ANY DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

7)
No representative or employee of Embraer is authorized to establish any other warranty than the one hereby expressed, nor to assume any additional obligation, relative to the matter, in the name of Embraer and therefore any such statements eventually made by, or in the name of Embraer, shall be void and without effect.

Attachment “C” to Purchase Agreement COM0041-16 - Execution Version

ATTACHMENT "D" ESCALATION FORMULA

[***]

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Attachment D to Purchase Agreement COM0041-16 - Execution Version

ATTACHMENT "E" AIRCRAFT DELIVERY SCHEDULE

1.	Firm Aircraft Delivery Schedule (ref. Purchase Agreement, Article 5)

Firm Aircraft	Delivery Date	Firm Aircraft	Delivery Date
01	[***] 2017	16	[***]
02	[***]	17	[***]
03	[***]	18	[***]
04	[***]	19	[***]
05	[***]	20	[***]
06	[***]	21	[***]
07	[***]	22	[***]
08	[***]	23	[***]
09	[***]	24	[***]
10	[***]	25	[***]
11	[***]	26	[***]
12	[***]	27	[***]
13	[***]	28	[***]
14	[***]	29	[***]
15	[***]	30	[***] 2019

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Attachment “E” to Purchase Agreement COM0041-16 - Execution Version

ATTACHMENT "E" AIRCRAFT DELIVERY SCHEDULE

2.	Option Aircraft Delivery Schedule (ref. Purchase Agreement, Article 21)

Option Aircraft	Option Aircraft	Option Aircraft Delivery Date	Option Aircraft	Option Aircraft	Option Aircraft Delivery Date
[***]	1	[***] 2019		19	[***]
	2	[***]	[***]	20	[***]
	3	[***]		21	[***]
[***]	4	[***]		22	[***]
	5	[***]		23	[***]
	6	[***]		24	[***]
	7	[***]		25	[***]
	8	[***]	[***]	26	[***]
[***]	9	[***]		27	[***]
	10	[***]		28	[***]
	11	[***]		29	[***]
	12	[***]		30	[***]
	13	[***]		31	[***]
[***]	14	[***]		32	[***]
	15	[***]		33	[***] 2021
	16	[***]
	17	[***]
	18	[***]

[***]

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Attachment “E” to Purchase Agreement COM0041-16 - Execution Version

ATTACHMENT "F" EMBRAER 175 - [***]

[***]

Fleet Size:	After the Aircraft fleet ramp up [***] to be delivered in accordance with the following delivery schedule:

Aircraft Number	Contractual Delivery Date	Aircraft Number	Contractual Delivery Date
01	[***] 2017	16	[***]
02	[***]	17	[***]
03	[***]	18	[***]
04	[***]	19	[***]
05	[***]	20	[***]
06	[***]	21	[***]
07	[***]	22	[***]
08	[***]	23	[***]
09	[***]	24	[***]
10	[***]	25	[***]
11	[***]	26	[***]
12	[***]	27	[***]
13	[***]	28	[***]
14	[***]	29	[***]
15	[***]	30	[***] 2019

[***]

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Attachment “F” to Purchase Agreement COM0041-16 - Execution Version

ATTACHMENT "G" EMBRAER 175 - [***]

[***]

Fleet Size:	A [***], to be delivered in accordance with the following delivery schedule:

Aircraft Number	Contractual Delivery Date	Aircraft Number	Contractual Delivery Date
01	[***] 2017	16	[***]
02	[***]	17	[***]
03	[***]	18	[***]
04	[***]	19	[***]
05	[***]	20	[***]
06	[***]	21	[***]
07	[***]	22	[***]
08	[***]	23	[***]
09	[***]	24	[***]
10	[***]	25	[***]
11	[***]	26	[***]
12	[***]	27	[***]
13	[***]	28	[***]
14	[***]	29	[***]
15	[***]	30	[***] 2019

[***]

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Attachment “G” to Purchase Agreement COM0041-16 - Execution Version

SCHEDULE 1 TO ATTACHMENT "G" EMBRAER 175 - [***]

[***]

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Schedule 1 to Attachment “G” to Proposal COM0586-15 - Execution Version

ATTACHMENT "H" [***]

[***]

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Attachment “H” to Purchase Agreement COM00041-16 - Execution Version

ATTACHMENT "I" [***]

[***]

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Attachment “I” to Proposal COM0041-16 - Execution Version

LETTER AGREEMENT COM0042-16

INDEX

	ARTICLE	PAGE
1.	[***]	2
2.	[***]	3
3.	SPARE PARTS [***]	5
4.	SPARE PARTS [***]	6
5.	[***]	6
6.	[***]	7
7.	[***]	7
8.	[***]	8
9.	[***] SUPPORT	8
10.	[***]	9
11.	EXPORT CONTROL	10
12.	COMPLIANCE WITH LAWS	10
13.	REINSTATEMENT OF THE PURCHASE AGREEMENT	10
14.	COUNTERPARTS	10

SCHEDULES:

SCHEDULE “A” - [***]

SCHEDULE “B” - [***] SUPPORT

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Letter Agreement COM0042-16 - Execution Version

LETTER AGREEMENT COM0042-16

This Letter Agreement COM0042-16 (this "Letter Agreement") dated April 11th, 2016 is an agreement by and between Embraer S.A. ("Embraer") with its principal place of business at São José dos Campos, SP, Brazil and Horizon Air Industries, Inc. ("Buyer") with its principal place of business at 19521 International Boulevard, Seattle, Washington, 98188, USA, collectively known as the “Parties”, and relates to Purchase Agreement COM0041-16 entered into by Embraer and Buyer on even date herewith (the "Purchase Agreement").

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Letter Agreement and the Purchase Agreement, the provisions of this Letter Agreement shall prevail.

WHEREAS:

a)
Pursuant and subject to the terms and conditions of the Purchase Agreement, Buyer shall buy and EMBRAER shall sell thirty (30) EMBRAER 175 LR aircraft (the “Firm Aircraft”) and Buyer shall have the right to purchase up to thirty (30) options EMBRAER 175 LR aircraft (the “Option Aircraft”) (collectively, the “Aircraft”).

b)	Embraer and Buyer wish to set forth the additional agreements with respect to certain matters related to the purchase of the Aircraft.

NOW, THEREFORE, for good and valuable consideration, the Parties agree as follows:

1.	[***]

2.	[***]

3.	SPARE PARTS [***]
Embraer agrees that Buyer will [***].

4.	SPARE PARTS [***]
Embraer agrees that Buyer will [***].

5.	[***]

6.	[***]

7.	[***]

Letter Agreement COM0042-16 - Execution Version

LETTER AGREEMENT COM0042-16

8.	[***]

9.	[***] SUPPORT
Embraer shall provide the [***] Support to Buyer, as per Schedule “B” to this Letter Agreement.

10.	[***]

11.	EXPORT CONTROL
Export of parts and services described in the Purchase Agreement or this Letter Agreement may be subject to export controls and other export documentation requirements of the United States and other countries. Buyer agrees that neither Embraer nor any of its subsidiaries or affiliates shall be liable for failure to provide parts and/or services as a result of any ruling, decision, order, license, regulation, or policy of the competent authorities prohibiting the export, re-export, transfer, or release of a part listed in this Letter Agreement or its related technology. Buyer shall comply with any conditions and requirements imposed by the competent authorities and, upon Embraer’s request, shall execute and deliver to Embraer any relevant end-user certificates.

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Letter Agreement COM0042-16 - Execution Version

LETTER AGREEMENT COM0042-16

12.	COMPLIANCE WITH LAWS
Each Party represents to the other Party that it has complied, and will continue to comply, with relevant anti-corruption and anti-money laundering laws to the extent that they apply to such Party’s obligations and activities stipulated herein. Each Party further represents that, in all matters relating hereto, it has acted, and will continue to act in strict compliance with internationally accepted ethical and business integrity standards. Each Party represents to the other Party that (i) such Party has a code of ethics (or functionally equivalent document) and/or an anti-corruption policy (or functionally equivalent document) (“Code”) which guides the conduct of its officers and employees, (ii) such Code contains anti-corruption provisions consistent with internationally accepted ethical and business integrity standards, and (iii) such Party maintains internal procedures reasonably designed and conceived to enforce and promote the compliance with the anti-corruption provisions of the Code, which includes, inter alia, training, monitoring, auditing and disciplining provisions.

13.	REINSTATEMENT OF THE PURCHASE AGREEMENT
All other terms and conditions of the Purchase Agreement which have not been expressly amended or modified by this Letter Agreement shall remain valid, in full force and effect as and to the extent provided therein without any change as the result of this Letter Agreement.

14.	COUNTERPARTS
This Letter Agreement may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument. This Letter Agreement may be signed by facsimile with originals to follow by an internationally recognized courier.

Letter Agreement COM0042-16 - Execution Version

LETTER AGREEMENT COM0042-16

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Letter Agreement to be effective as of the date first written above.

EMBRAER S.A.    HORIZON AIR INDUSTRIES, INC.

By: ___/s/ Luis Carlos Affonso__________    By: __/s/ Mark Eliasen______
Name: Luis Carlos Affonso    Name: Mark Eliasen
Title: Chief Operating Officer    Title: Treasurer
Commercial Aviation

By: __/s/ Adriana Sarlo________________
Name: Adriana Sarlo
Title: Vice President, Contracts
Commercial Aviation
Place: Sao Jose dos Campos, Brazil     Place: Seattle, WA, U.S.A.

Witnesses:

___/s/ Fernando Bueno_______________    ___/s/ Jennifer C. Thompson____
Name: Fernando Bueno    Name: Jennifer C. Thompson

Letter Agreement COM0042-16 - Execution Version

SCHEDULE "A" [***]

[***]

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Schedule “A” to Letter Agreement COM0042-16 - Execution Version

SCHEDULE "B" EMBRAER 175 - [***] SUPPORT

[***]

*
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Schedule “B” to Letter Agreement COM0042-16 - Execution Version